UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011

             TBS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	000-51368	98-0646151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Block A1 EastPoint Business Park
Fairview, Dublin 3, Ireland
(Address of Principal Executive Offices)

+1 353(0) 1 2400 222
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On June 1, 2011, TBS International plc issued a press release announcing that the company has taken delivery in China of the newly-constructed vessel M/V Maya Princess from Nantong Yahua Shipbuilding Group Co., Ltd.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press release of TBS International plc dated June 1, 2011, announcing the company's delivery of the sixth of a series of six newly-constructed multipurpose tweendecker vessels.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: June 2, 2011	By:	/s/ Tara C. DeMakes
Tara C. DeMakes
Title: Assistant Corporate Secretary